 Procter & GambleEarnings Release:Q4 FY 2016 Results  August 2, 2016

 Business ResultsQ4 FY 2016

 Apr – Jun 16 (Q4 FY 16) ResultsCurrency Neutral Core EPS Growth*  * Restated for Batteries & Beauty category exits

 Business SegmentsQ4 FY 2016

Apr – Jun 16 (Q4 FY 16) Results

Grooming Segment


7%
2%
12%
23%
Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings

- +4% Pricing, Flat Mix
- Organic Sales: Flat in Developed markets, ↑ Double digits in Developing markets
- Global value share declined 0.7 points versus year ago
- Net Earnings: Pricing and productivity improvements were partially offset by marketing investments and currency headwinds.

Apr – Jun 16 (Q4 FY 16) Results

Health Care Segment


8%
5%
50%
54%
Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings

- +2% Pricing, +1% Mix
- Organic Sales: ↑ High single digits in Developed markets, ↑ High single digits in Developing markets
- Global value share declined 0.4 points versus year ago
- Net Earnings: Strong volume growth, mix help, productivity improvements, and pricing were key drivers of earnings growth.

Apr – Jun16 (Q4 FY 16) Results

Fabric & Home Care Segment



1%
2%
-2%
3%
Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings

- -1% Pricing, -1% Mix
- Organic Sales: ↑ Low single digits in Developed markets, ↓ Low single digits in Developing markets
- Global value share increased 0.1 versus year ago
- Net Earnings: Productivity improvements and lower commodity costs were more than offset by currency headwinds, marketing investments, and mix hurts.

 Apr – Jun 16 (Q4 FY 16) ResultsBaby, Feminine & Family Care Segment   -2% Pricing, Flat MixOrganic Sales: Flat in Developed markets, h Low single digits in Developing marketsGlobal value share declined 0.7 points versus year agoNet Earnings: Productivity improvements, lower commodity costs and volume increases were more than offset by pricing, currency headwinds and marketing investments.

 Category HighlightsQ4 FY 2016

Apr – Jun 16 (Q4 FY 16) Results

Beauty Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Hair Care	~=	~=	~=
Skin & Personal Care	~=	-	+

- Hair Care organic sales were flat versus year ago. Developing markets were flat as low single digit organic sales growth in China and Russia were offset by declining volume and investments in other developing markets. Developed markets were flat as growth in Pantene and Head & Shoulders was offset by challenges on Herbal Essences and Vidal Sassoon.

- Skin & Personal Care organic sales were flat versus year ago. Developing markets were up high single digits driven by double-digit growth on SKII in China and Personal Care in Asia. Developed markets declined low single digits with growth in Personal Care offset by Olay related to the work in North America to streamline skus.

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

Apr – Jun 16 (Q4 FY 16) Results

Grooming Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Grooming	+	~=	+

- Grooming organic sales grew high single digits driven by pricing, growth from innovation including Fusion Flexball and Fusion ProShield and Braun. Developing market sales grew high double digits driven by premium innovation and price increases. Developed market sales were flat with growth behind the Fusion ProShield launch offset by competitive activity in the mid and value price tiers.

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

Apr – Jun 16 (Q4 FY 16) Results

Health Care Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Oral Care	+	+	+
Personal Health Care	+	+	+

- Oral Care organic sales were up high single digits versus year ago. Developed market sales increased high single digits driven by growth in paste and power toothbrushes. Developing markets increased high single digits with strong growth in China, Mexico and Brazil and across paste, manual brush and power toothbrushes.
- Personal Health Care organic sales increased high single digits related to a late cough and cold season and pricing.

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

Apr – Jun 16 (Q4 FY 16) Results

Fabric & Home Care Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Fabric Care	~=	+	-
Home Care	+	+	+

- Fabric Care organic sales were flat versus year ago. Developed markets increased mid-single digits driven by increased marketing support and strong innovation in the U.S, where Fabric Care value share grew more than half a point in the June quarter. Developing markets declined high single digits as price increases and new compact liquid detergent launches were more than offset by competitive activity and impacts from discontinuing less profitable product forms.

- Home Care organic sales grew mid-single digits versus year ago driven by strong innovation in the dish care business and benefits from pricing taken for devaluation.

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

Apr – Jun 16 (Q4 FY 16) Results

Baby, Feminine & Family Care Highlights

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Baby Care	+	~=	+
Feminine Care	+	+	+
Family Care	-	-	-

- Baby Care organic sales increased low single digits versus year ago as strong growth on Pampers in the U.S was partially offset by challenges on Luvs and mixed results in Europe. In the U.S., Pampers value share was up over half a share point versus year ago behind premium innovation.

- Feminine Care organic sales grew mid-single digits versus year ago behind growth in innovation and prior year price increases in developing markets.

- Family Care organic sales declined mid-single digits as volume growth in the U.S. was more than offset by pricing investments and the decline in Mexico as we shift focus from unprofitable, low-tier products to profitable, premium-tier products.

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

Business ResultsFiscal Year 2016

 Fiscal Year 2016 ResultsConstant Currency Core EPS Growth*  * Restated for Batteries, Beauty category exits & Venezuela deconsolidation

 Returning Value to Shareholders  $ billions  FY 2016  Dividends  7.4  Share Repurchase & Exchanges   8.2  Value to Shareholders  15.6  % of Adjusted Net Earnings  149%

 FY 2017 Guidance

 FY 2017 Guidance*Sales    FY ‘17  Organic Sales Growth  Around 2%  Currency & minor brand divestitures  ~1%  All-in Sales Growth  Around 1%  * Guidance assumes that Beauty businesses are accounted for as discontinued operations  Expecting organic sales growth of around 2%.Expect all-in sales growth to be about 1% versus fiscal 2016.

 FY 2017 Guidance*Earnings Per Share    FY ‘17  Core EPS Growth  Up Mid-Single Digits  All-in EPS Growth  +45% to +55%  * Guidance assumes that Beauty businesses are accounted for as discontinued operations. All-in guidance includes a substantial gain estimate for the divestiture of 41 beauty brands to Coty Inc.   Expect Core EPS growth in the mid-single digitsAt current rates and prices, FX and commodities are a modest headwind to FY ’17 earnings.

 FY 2017 GuidanceCash Generation & Usage  Adjusted Free Cash Flow Productivity: 90%+Capital Spending, % Sales: 5% to 5.5%Dividends: $7B+Share Repurchases/Exchanges*: ~$15B  * Combination of direct share repurchases and shares that will be exchanged in the beauty transaction.

 FY 2017 GuidancePotential Headwinds Not Included in Guidance  Change in market growth rates Further political and economic volatilityFurther foreign currency weakness

 FY 2017 GuidancePotential Tailwinds Not Included in Guidance  Strengthening of foreign currencies Expansion of markets

 Forward Looking Statements  Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and generate sufficient income and cash flow to allow the Company to effect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including sole supplier and sole manufacturing plant arrangements) and manage disruption of business due to factors outside of our control, such as natural disasters and acts of war or terrorism; (5) the ability to successfully manage cost fluctuations and pressures, including commodity prices, raw materials, labor costs, energy costs and pension and health care costs;  (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as our suppliers, contractors and external business partners; (11) the ability to rely on and maintain key information technology systems and networks (including Company and third-party systems and networks) and maintain the security and functionality of such systems and networks and the data contained therein; (12) the ability to successfully manage regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, intellectual property, antitrust, privacy, tax, accounting standards and environmental) and to resolve pending matters within current estimates; (13) the ability to manage changes in applicable tax laws and regulations; (14) the ability to successfully manage our portfolio optimization strategy, as well as ongoing acquisition, divestiture and joint venture activities, to achieve the Company’s overall business strategy, without impacting the delivery of base business objectives; (15) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining particularly key employees, especially in key growth markets where the availability of skilled or experienced employees may be limited; and (16) the ability to manage the uncertain implications of the United Kingdom’s withdrawal from the European Union.  For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures

 In accordance with the SEC's Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's August 2, 2016 earnings call and associated slides and the reconciliation to the most closely related GAAP measure. We believe that these measures provide useful perspective of underlying business trends (i.e. trends excluding non-recurring or unusual items) and results and provide a supplemental measure of year-on-year results. The non-GAAP measures described below are used by Management in making operating decisions, allocating financial resources and for business strategy purposes. These measures may be useful to investors as they provide supplemental information about business performance and provide investors a view of our business results through the eyes of Management. These measures are also used to evaluate senior management and are a factor in determining their at-risk compensation. These non-GAAP measures are not intended to be considered by the user in place of the related GAAP measure, but rather as supplemental information to our business results. These non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items or events being adjusted.

The measures provided are as follows:
1.	Organic Sales Growth—page 3
2.	Core EPS and Currency-Neutral Core EPS—page 4-5
3.	Core Operating Profit Margin—page 6
4.	Core Gross Margin—page 6
5.	Core Effective Tax Rate—page 6
6.	Adjusted Free Cash Flow—page 7
7.	Adjusted Free Cash Flow Productivity—page 7

 The Core earnings measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following items:
•
Incremental restructuring: While the Company has and continues to have an ongoing level of restructuring activities, beginning in 2012, Procter & Gamble began a $10 billion strategic productivity and cost savings initiative that includes incremental restructuring activities. This results in incremental restructuring charges to accelerate productivity efforts and cost savings.

•
Venezuela deconsolidation charge: For accounting purposes, evolving conditions resulted in a lack of control over our Venezuelan subsidiaries. Therefore, in accordance with the applicable accounting standards for consolidation, effective June 30, 2015, we deconsolidated our Venezuelan subsidiaries and began accounting for our investment in those subsidiaries using the cost method of accounting. The charge was incurred to write off our net assets related to Venezuela.

•
Charges for certain European legal matters: Several countries in Europe issued separate complaints alleging that the Company, along with several other companies, engaged in violations of competition laws in prior periods. The Company established legal reserves related to these charges. Management does not view these charges as indicative of underlying business results.

•
Venezuela B/S Remeasurement & Devaluation Impacts: Venezuela is a highly inflationary economy under U.S. GAAP. Prior to deconsolidation, the government enacted episodic changes to currency exchange mechanisms and rates, which resulted in currency remeasurement charges for non-dollar denominated monetary assets and liabilities held by our Venezuelan subsidiaries.

•
Non-cash impairment charges: During fiscal years 2013 and 2012, the Company incurred impairment charges related to the carrying value of goodwill and indefinite lived intangible assets in our Appliances and Salon Professional businesses.

•	Gain on Iberian JV Buyout: During fiscal year 2013, we incurred a holding gain on the purchase of the balance of our Iberian joint venture from our joint venture partner.

We do not view the above items to be part of our sustainable results, and their exclusion from core earnings measures provides a more comparable measure of year-on-year results.

 Organic sales growth: Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of the Venezuela deconsolidation, acquisitions, divestitures and foreign exchange from year-over-year comparisons. We believe this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis. This measure is used in assessing achievement of management goals for at-risk compensation.

 Core EPS and currency-neutral Core EPS: Core EPS is a measure of the Company's diluted net earnings per share from continuing operations adjusted as indicated. Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange. Management views these non-GAAP measures as a useful supplemental measure of Company performance over time. The tables below provide a reconciliation of revised diluted net earnings per share to Core EPS and of Core EPS to currency-neutral Core EPS.

 Core operating profit margin: Core operating profit margin is a measure of the Company's operating margin adjusted for items as indicated. Management believes this non-GAAP measure provides a supplemental perspective to the Company's operating efficiency over time.

 Core gross margin: Core gross margin is a measure of the Company's gross margin adjusted for items as indicated. Management believes this non-GAAP measure provides a supplemental perspective to the Company's operating efficiency over time.

 Adjusted free cash flow: Adjusted free cash flow is defined as operating cash flow less capital spending excluding tax payments for the Pet divestiture. Adjusted free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion. We view adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investments.

 Adjusted free cash flow productivity: Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding Batteries impairments, the gain on the sale of the Batteries business and Venezuela charges. We view adjusted free cash flow productivity as a useful measure to help investors understand P&G's ability to generate cash. Adjusted free cash flow productivity is used by management in making operating decisions, allocating financial resources and for budget planning purposes. The Company's long-term target is to generate annual adjusted free cash flow productivity at or above 90 percent.

1. Organic sales growth:
The reconciliation of reported sales growth to organic sales is as follows:

Three Months Ended June 30, 2016	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Beauty	(5)%	3%	3%	1%
Grooming	1%	4%	2%	7%
Health Care	6%	2%	-%	8%
Fabric Care & Home Care	(4)%	2%	3%	1%
Baby, Feminine & Family Care	(4)%	3%	2%	1%
Total P&G	(3)%	3%	2%	2%
*Acquisition/Divestiture Impact also includes the Venezuela deconsolidation and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Prior Periods

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
AMJ 2015	(9)%	9%	1%	1%
JAS 2015	(12)%	9%	2%	(1)%
OND 2015	(9)%	8%	3%	2%
JFM 2016	(7)%	5%	3%	1%
FY 2014	1%	3%	(1)%	3%
FY 2015	(5)%	6%	1%	2%
FY 2016	(8)%	6%	3%	1%
*Acquisition/Divestiture Impact also includes the impact of the Venezuela deconsolidation beginning in JAS 2015, as well as rounding impacts necessary to reconcile net sales to organic sales.

Guidance

Total Company	Net Sales Growth	Combined Foreign Exchange & Acquisition/Divestiture Impact*	Organic Sales Growth
FY 2017 Estimate	1%	1%	2%
*Acquisition/Divestiture Impact also includes rounding impacts necessary to reconcile net sales to organic sales

2. Core EPS and currency-neutral Core EPS:

	Three Months Ended June 30
	2016	2015
Diluted Net Earnings Per Share from Continuing Operations	$0.71	$0.17
Incremental Restructuring	0.08	0.06
Charges for European Legal Matters	-	(0.01)
Venezuela Deconsolidation Charge	-	0.71
Core EPS	$0.79	$0.93
Percentage change vs. prior period	(15)%
Currency Impact to Earnings	0.07
Currency-Neutral Core EPS	$0.86
Percentage change vs. prior period	(8)%

	Twelve Months Ended June 30
	2016	2015
Diluted Net Earnings Per Share from Continuing Operations	$3.49	$2.84
Incremental Restructuring	0.18	0.17
Charges for European Legal Matters	-	0.01
Venezuela Balance Sheet Revaluation	-	0.04
Venezuela Deconsolidation Charge	-	0.71
Rounding	-	(0.01)
Core EPS	$3.67	$3.76
Percentage change vs. prior period	(2)%
Currency Impact to Earnings	0.35
Currency-Neutral Core EPS	$4.02
Percentage change vs. prior period	7%

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Guidance

Total Company	Diluted EPS Growth	Impact of Incremental Non-Core Items*	Core EPS Growth
FY 2017 (Estimate)	45% to 55%	(41)% to (49)%	Up mid-single digits
* Includes change in discontinued operations (includes Batteries impairment charges, gain on the sale of Batteries and anticipated gain on sale of Beauty Brands)

Core EPS and Currency-Neutral Core EPS
Prior Quarters

	AMJ 15	AMJ 14	JAS 15	JAS 14	OND 15	OND 14	JFM 16	JFM 15
Diluted Net Earnings Per Share from Continuing Operations, attributable to P&G	$ 0.17	$ 0.83	$ 0.96	$ 0.93	$ 1.01	$ 0.92	$ 0.81	$ 0.82
Incremental Restructuring	0.06	0.03	0.02	0.02	0.03	0.02	0.04	0.06
Venezuela B/S Remeasurement & Devaluation Impacts	-	-	-	0.04	-	-	-	-
Charges for Pending European Legal Matters	(0.01)	0.02	-	-	-	0.01	-	-
Venezuela Deconsolidation Charge	-	-	-	-	-	-	-	-
Rounding	0.71	0.01	-	-	-	-	0.01	0.01
Core EPS	$ 0.93	$ 0.89	$ 0.98	$ 0.99	$ 1.04	$ 0.95	$ 0.86	$ 0.89
Percentage change vs. prior period	4%		(1)%		9%		(3)%
Currency Impact to Earnings	0.13		0.13		0.11		0.03
Currency-Neutral Core EPS	$ 1.06		$ 1.11		$ 1.15		$ 0.89
Percentage change vs. prior period	19%		12%		21%		0%

Core EPS and Currency-Neutral Core EPS
Prior Years

	FY 15	FY 14	FY 13
Diluted Net Earnings Per Share from Continuing Operations, attributable to P&G	$ 2.84	$ 3.63	$ 3.50
Incremental Restructuring	0.17	0.11	0.14
Venezuela B/S Remeasurement & Devaluation Impacts	0.04	0.09	0.08
Charges for Pending European Legal Matters	0.01	0.02	0.05
Non-Cash Impairment	-	-	0.10
Gain on Buyout of Iberian JV	-	-	(0.21)
Venezuela Deconsolidation Charge	$0.71	-	-
Rounding	(0.01)	-	(0.01)
Core EPS	$ 3.76	$ 3.85	$ 3.65
Percentage change vs. prior period	(2)%	5%
Currency Impact to Earnings	0.52	0.32
Currency-Neutral Core EPS	$ 4.28	$ 4.17
Percentage change vs. prior period	11%	14%

3. Core operating profit margin:

	AMJ 16	AMJ 15
Operating Profit Margin	15.5%	4.9%
Incremental Restructuring	1.4%	1.4%
Charges for European Legal Matters	-%	(0.1)%
Venezuela Deconsolidation	-%	12.3%
Rounding	0.1%	-%
Core Operating Profit Margin	17.0%	18.5%
Basis Point Change	(150)

4. Core gross margin:

	AMJ 16	AMJ 15
Gross Margin	47.9%	46.6%
Incremental Restructuring	1.5%	1.2%
Core Gross Margin	49.4%	47.8%
Basis Point Change	160

5. Core tax rate:

	AMJ 16	AMJ 15
Effective Tax Rate	25.2%	53.4%
Incremental Restructuring	(1.4)%	0.6%
European Legal Matters		0.1%
Venezuela Deconsolidation		(35.8)%
Rounding	-%	0.1%
Core Tax Rate	23.8%	18.4%
Basis Point Change	540

6. Adjusted free cash flow:

	Operating Cash Flow	Capital Spending	Free Cash Flow
Three Months Ended June 30, 2016	$4,139	$(1,291)	$2,848
FY 2016	$15,435	$(3,314)	$12,121

7. Adjusted free cash flow productivity:

	Free Cash Flow	Net Earnings	Gain on Batteries Sales	Impairment Charge	Net Earnings Excluding Batteries Gain/Impairment Charges	Adjusted Free Cash Flow Productivity
Three Months Ended June 30, 2016	$2,848	$1,958	$-	$-	$1,958	145%
FY 2016	$12,121	$10,604	$(422)	$350	$10,532	115%